United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                             October 17, 2006
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue
                     New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

Overseas Shipholding Group, Inc. ("OSG") and Maritrans Inc. ("Maritrans") entered into an Agreement and Plan of Merger, dated as of September 25, 2006, pursuant to which OSG agreed to acquire Maritrans, which agreement was filed by OSG with a previous Current Report on Form 8-K.

On October 17, 2006, OSG and Maritrans issued a joint press release announcing that they were granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the proposed acquisition of Maritrans by OSG. A copy of the press release is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: October 17, 2006	By: /s/James I. Edelson
Name: James I. Edelson Title: Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 17, 2006